Exhibit 99.1

MEDICUS SCIENCES ACQUISITION CORP.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Medicus Sciences Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Medicus Sciences Acquisition Corp. (the “Company”) as of February 18, 2021 and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of February 18, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2020.

New York, New York

February 24, 2021

MEDICUS SCIENCES ACQUISITION CORP.

BALANCE SHEET

February 18, 2021

Assets:
Current assets:
Cash	$1,910,708
Prepaid expenses	288,447
Total current assets	2,199,155
Cash held in trust account	92,000,000
Total Assets	$94,199,155

Liabilities and Shareholders’ Equity
Due to related party	$2,143
Total current liabilities	2,143
Deferred underwriting commissions	2,300,000
Total Liabilities	2,302,143

Commitments and Contingencies
Class A ordinary shares subject to possible redemption, 8,689,701 shares at redemption value	86,897,010

Shareholders’ Equity:
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; 602,299 issued and outstanding (excluding 8,689,701 shares subject to possible redemption)	60
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 2,323,000 shares issued and outstanding	232
Additional paid-in capital	5,016,438
Accumulated deficit	(16,728)
Total Shareholders’ Equity	5,000,002

Total Liabilities and Shareholders’ Equity	$94,199,155

The accompanying notes are an integral part of the financial statement.

MEDICUS SCIENCES ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

Note 1 — Organization and Business Operations

Medicus Sciences Acquisition Corp. (the “Company”) is a newly organized blank check company incorporated as a Delaware corporation on November 26, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”). The Company has not selected any specific Business Combination target and the Company has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any Business Combination target with respect to the Business Combination.

The Company has selected December 31 as its fiscal year end.

As of February 18, 2021, the Company had not commenced any operations. All activity for the period from November 26, 2020 (inception) through February 18, 2021 relates to the Company’s formation and the initial public offering (“IPO”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO.

The Company’s sponsor is Medicus Sciences Holdings LLC, a Delaware limited liability company (the “Sponsor”).

The registration statement for the Company’s IPO was declared effective on February 12, 2021 (the “Effective Date”). On February 18, 2021, the Company consummated the IPO of 9,200,000 units (the “Units”), including 1,200,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional units to cover over-allotments (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $92,000,000, which is discussed in Note 3 and Note 6.

Simultaneously with the closing of the IPO, the Company consummated the sale of 5,022,222 Private Placement Warrants (the “Private Placement Warrants”) to the Sponsor and Maxim (3,642,222 Private Placement Warrants to the Sponsor and 1,380,000 to Maxim) at a price of $0.90 per Private Placement Warrant, generating total gross proceeds of $4,520,000.

Transaction costs amounted to $4,632,181 consisting of $1,840,000 of underwriting commissions, $2,300,000 of deferred underwriting commissions, the fair value of the representative shares of $920 and $491,261 of other cash offering costs. In addition, $1,910,708 of cash was held outside of the Trust Account (as defined below) and is available for working capital purposes.

Following the closing of the IPO on February 18, 2021, $92,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Warrants was placed in a Trust Account and will be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) having a maturity of 185 days or less or in money market funds meeting certain conditions of Rule 2a-7 under the Investment Company Act which only in direct U.S. government treasury obligations. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay the income taxes, if any, the Company’s amended and restated memorandum and articles of association will provide that the proceeds from the IPO and the sale of the private placement warrants held in the Trust Account will not be released from the Trust Account (1) to the Company, until the completion of the initial Business Combination, or (2) to the public shareholders, until the earliest of (a) the completion of the initial Business Combination, and then only in connection with those Class A ordinary shares that such shareholders properly elected to redeem, subject to the limitations, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to provide holders of the Company’s Class A ordinary shares the right to have their shares redeemed in connection with the initial Business Combination or to redeem 100% of the Company’s public shares if the Company does not complete the initial Business Combination within 24 months from the closing of the IPO (the “Combination Period”), or (B) with respect to any other provision relating to the rights of holders of the Class A ordinary shares, and (c) the redemption of the public shares if the Company has not consummated the initial Business Combination within the Combination Period. Public shareholders who redeem their Class A ordinary shares in connection with a shareholder vote described in clause (b) in the preceding sentence shall not be entitled to funds from the Trust Account upon the subsequent completion of an initial Business Combination or liquidation if the Company has not consummated an initial Business Combination within the Combination Period, with respect to such Class A ordinary shares so redeemed. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the public shareholders. The Company intends to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less taxes payable and deferred underwriting fee), and the proceeds from the sale of the Forward Purchase Units to complete the initial Business Combination.

Risks and Uncertainties

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus (the ”COVID-19 outbreak”). In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally. The full impact of the COVID-19 outbreak continues to evolve. The impact of the COVID-19 outbreak on the Company’s financial position will depend on future developments, including the duration and spread of the outbreak and related advisories and restrictions. These developments and the impact of the COVID-19 outbreak on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, the Company’s financial position may be materially adversely affected. Additionally, the Company’s ability to complete an initial Business Combination may be materially adversely affected due to significant governmental measures being implemented to contain the COVID-19 outbreak or treat its impact, including travel restrictions, the shutdown of businesses and quarantines, among others, which may limit the Company’s ability to have meetings with potential investors or affect the ability of a potential target company’s personnel, vendors and service providers to negotiate and consummate an initial Business Combination in a timely manner. The Company’s ability to consummate an initial Business Combination may also be dependent on the ability to raise additional equity and debt financing, which may be impacted by the COVID-19 outbreak and the resulting market downturn. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Liquidity and Capital Resources

As of February 18, 2021, the Company had approximately $1.9 million in its operating bank account, and working capital of approximately $2.2 million.

The Company’s liquidity needs up to February 18, 2021 had been satisfied through a payment from the Sponsor of $25,000 (see Note 5) for the Founder Shares to cover certain offering costs and the loan under an unsecured promissory note from the Sponsor of $300,000 (see Note 5). The promissory note was converted into Private Placement Warrants as of February 18, 2021. In addition, in order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, provide the Company Working Capital Loans, as defined below (see Note 5). As of February 18, 2021, there were no amounts outstanding under any Working Capital Loans.

Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a Business Combination or one year from this filing. Over this time period, the Company will be using these funds for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of February 18, 2021.

Cash Held in Trust Account

At February 18, 2021, the Company had $92.0 million in cash held in the Trust Account.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Corporation limit of $250,000. At February 18, 2021, the Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Class A ordinary shares Subject to Possible Redemption

The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable Class A ordinary shares (including Class A ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, Class A ordinary shares is classified as shareholders’ equity. The Company’s Class A ordinary shares feature certain redemption rights that is considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, Class A ordinary shares subject to possible redemption is presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.

Offering Costs associated with the Initial Public Offering

The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A - “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the IPO and were charged Shareholders’ equity upon the completion of the IPO. Accordingly, as of February 18, 2021, offering costs in the aggregate of $4,632,181 have been charged Shareholders’ equity (consisting of $1,840,000 of underwriting commissions, $2,300,000 of deferred underwriting commissions, the fair value of the representative shares of $920 and $491,261 of other cash offering costs).

Financial Instruments

The fair value of the Company’s assets and liabilities approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of February 18, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman federal income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements. The Company’s management does not expect the total amount of unrecognized tax benefits will materially change over the next twelve months.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

Note 3 — Initial Public Offering

On February 18, 2021, the Company consummated the IPO of 9,200,000 units (the “Units”), including 1,200,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional units to cover over-allotments, at a purchase price of $10.00 per Unit. Each Unit consists of one share of Class A ordinary shares, one-ninth of one redeemable warrant (the “Outstanding Redeemable Warrant”), and a contingent right to receive at least two-ninths of one redeemable warrant (the “Distributable Medicus Redeemable Warrants”, and collectively with the Outstanding Redeemable Warrants, the “Redeemable Warrants”). Warrant will become exercisable on the later of 30 days after the completion of the initial Business Combination or 12 months from the closing of the IPO and will expire five years after the completion of the initial Business Combination, or earlier upon redemption or liquidation.

An aggregate of $10.00 per Unit sold in the IPO was held in the Trust Account and will be held as cash or invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions of Rule 2a-7 promulgated under the Investment Company Act which only in direct U.S. government treasury obligations. As of February 18, 2021, $92,000,000 of the IPO proceeds was held in the Trust Account.

Note 4 — Private Placement

Simultaneously with the closing of the IPO, the Sponsor and Maxim purchased an aggregate of 5,022,222 Private Placement Warrants (3,642,222 Private Placement Warrants by the Sponsor and 1,380,000 by Maxim) at a price of $0.90 per Private Placement Warrant, for an aggregate purchase price of $4,520,000, in a private placement (the “Private Placement”). These Private Placement Warrants are also exercisable to purchase one Class A ordinary share at $11.50 per share and are identical to the warrants being sold as part of the Units in the IPO, subject to certain limited exceptions.

If the Company does not consummate an initial Business Combination within the Combination Period, the proceeds from the sale of the private placement warrants held in the Trust Account will be used to fund the redemption of the public shares (subject to the requirements of applicable law) and the private placement warrants will expire worthless. The private placement warrants (i) will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor, Maxim or their permitted transferees. If the private placement warrants are held by holders other than the Sponsor, Maxim or their permitted transferees, the private placement warrants will be redeemable by the Company and exercisable by the holders on the same basis as the warrants included in the Units being sold in the IPO.

Note 5 — Related Party Transactions

Founder Shares

The Sponsor paid $25,000 of expenses on behalf of the Company in exchange for 2,323,000 shares of the Company’s Class B ordinary shares, or approximately $0.01 per share, in connection with formation. The founder shares include an aggregate of up to 303,000 shares subject to forfeiture if the over-allotment option is not exercised by the underwriters in full. On February 18, 2021, the underwriter exercised the over-allotment option in full, hence, the 303,000 Founder Shares are no longer subject to forfeiture.

The Sponsor and each member of the Company’s management team have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any founder shares they hold if the Company fails to consummate an initial Business Combination within the Combination Period (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to consummate an initial Business Combination within the Combination Period).

The Sponsor has agreed not to transfer, assign or sell (i) any of their founder shares until the earliest of (A) one year after the completion of the initial Business Combination and (B) subsequent to the initial Business Combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the public shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (ii) any of their private placement warrants and Class A ordinary shares issued upon conversion or exercise thereof until 30 days after the completion of the initial Business Combination.

Promissory Note — Related Party

On December 7, 2020, the Company issued an unsecured promissory note to the Sponsor, pursuant to which the Company may borrow up to an aggregate principal amount of $300,000 to be used for a portion of the expenses of the IPO. This loan is non-interest bearing, unsecured and due at the earlier of June 30, 2021 or the closing of the IPO. On February 18, 2021, the Sponsor converted an aggregate amount of $300,000 promissory note into Private Placement Warrants. As of February 18, 2021, there were no remaining amounts outstanding.

Due to Related Party

As of February 18, 2021, the amount due to Sponsor is $2,143 which represent the accrual of administrative service fee from Listing Date (defined below) to February 18, 2021.

Working Capital Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $2,000,000 of such Working Capital Loans may be convertible upon consummation of the Business Combination into additional private placement warrant at a price of $0.90 per warrant. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. At February 18, 2021, no Working Capital Loans were outstanding.

Administrative Service Fee

The Company has agreed to pay an affiliate of the Company’s Sponsor, commencing on the the effective date of the IPO, a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Company’s Business Combination or its liquidation, the Company will cease paying these monthly fees. As of February 18, 2021, the Company accrued $2,143 for the administrative service fee for the period from the the date the Company’s securities are first listed on the Nasdaq Capital Market (the “Listing Date”) to February 18, 2021.

Forward Purchase Agreement

The Company will enter into a forward purchase agreement (the “Forward Purchase Agreement”) with funds affiliated with Altium Capital Management, LP and Sio Capital Management, LLC (collectively, the “Forward Purchasers”). Pursuant to the Forward Purchase Agreement, the Forward Purchasers will agree to purchase an aggregate of up to $16,000,000 of units (the “Forward Purchase Units”, the Class A ordinary shares and warrants constituting the Forward Purchase Units refer as the “Forward Purchase Shares” and “Forward Purchase Warrants,” respectively, and collectively with the Class A ordinary shares underlying the Forward Purchase Warrants, the “Forward Purchase Securities.”), which will have a purchase price of $10.00 per Forward Purchase Unit and consist of one Class A ordinary share and one-third of one warrant. The purchase of the 1,600,000 Forward Purchase Units will take place in one or more private placements in such amounts and at such time or times as the Forward Purchasers determine, with the full amount to have been purchased no later than simultaneously with the closing of the initial Business Combination. The Forward Purchasers have no obligation to purchase the Forward Purchase Units unless proceeds from sale of the Forward Purchase Units are necessary to enable the Company to complete the initial Business Combination. In that event, the Forward Purchasers’ obligation to purchase the Forward Purchase Units is limited to the purchase amount necessary to provide the Company with sufficient funds to consummate the initial Business Combination and to pay related fees and expenses, after first applying amounts available to the Company from the Trust Account (after giving effect to any redemptions of public shares) and any other equity financing source obtained by the Company for such purpose at or prior to the consummation of the initial Business Combination, plus any additional amounts mutually agreed and the target company to be retained by the post-business combination company for working capital or other purposes. In the event less than the full amount of the Forward Purchase Units is purchased, the Forward Purchasers will participate in the forward purchase proportionally. In addition, to the extent that the Forward Purchasers offer a bridge loan or any other form of financing to a target company in connection with a proposed initial business combination between the Company and that target company, the Forward Purchasers’ forward purchase obligation shall be reduced by the amount of such loan or other financing. The Forward Purchasers’ obligation to purchase the Forward Purchase Units may not be transferred to any other parties.

The proceeds of any sales of Forward Purchase Units will not be deposited in the Trust Account. The Forward Purchase Shares will not have any right to receive Distributable Medicus Redeemable Warrants, will not have any redemption rights in connection with the initial Business Combination or in connection with certain amendments to the amended and restated memorandum and articles of association, and will not be entitled to liquidating distributions from the Trust Account if the Company fails to complete the initial Business Combination within the prescribed time frame. The Forward Purchase Warrants will have no right to vote on amendments to the warrant agreement prior to the initial Business Combination, except with respect to certain provisions relating solely to restrictions on the transfer of the Forward Purchase Securities. In all other respects, the terms of the Forward Purchase Shares and Forward Purchase Warrants, respectively, will be identical to the terms of the Class A ordinary shares and the Redeemable Warrants included in the Units being issued in the IPO.

Note 6 — Commitments and Contingencies

Registration Rights

The holders of the founder shares, Private Placement Warrants, and warrants that may be issued upon conversion of Working Capital Loans will have registration rights to require the Company to register a sale of any of its securities held by them pursuant to a registration rights agreement signed on February 15, 2021. These holders will be entitled to make up to three demands, excluding short form registration demands, that the Company registers such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company.

Underwriters Agreement

The underwriters have a 45-day option beginning February 18, 2021 to purchase up to an additional 1,200,000 Units to cover over-allotments, if any.

On February 18, 2021, the underwriter fully exercised the over-allotment option to purchase 1,200,000 Units, and paid a underwriting commissions in aggregate of $1,840,000. Additionally, the underwriters will be entitled to a deferred underwriting commissions of 2.5% of the gross proceeds of the IPO held in the Trust Account, or $2,300,000 upon the completion of the Company’s initial Business Combination subject to the terms of the underwriting agreement.

Representative Shares

On February 18, 2021, the Company issued to designees of Maxim 92,000 shares of Class A ordinary shares (the “representative shares”). The Company estimated the fair value of the stock to be $920 based upon the price of the founder shares issued to the Sponsor. The representative share were treated as underwriters’ compensation and charged directly to shareholders’ equity.

Maxim has agreed not to transfer, assign or sell any such shares until the completion of the initial Business Combination. In addition, Maxim has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of the initial Business Combination and (ii) to waive its rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the initial Business Combination within 24 months from the closing of the IPO.

Note 7 — Shareholder’s Equity

Preference Shares — The Company is authorized to issue a total of 1,000,000 preferred shares at par value of $0.0001 each. At February 18, 2021, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue a total of 200,000,000 Class A ordinary shares at par value of $0.0001 each. As of February 18, 2021, there were 602,299 shares of Class A ordinary shares issued and outstanding, excluding 8,689,701 shares of Class A ordinary shares subject to possible redemption.

Class B Ordinary Shares — The Company is authorized to issue a total of 20,000,000 Class B ordinary shares at par value of $0.0001 each. On December 6, 2020, the Sponsor paid $25,000 of expenses on behalf of the Company in exchange for 2,323,000 Class B ordinary shares, or approximately $0.01 per share. The founder shares include an aggregate of up to 303,000 shares subject to forfeiture if the over-allotment option is not exercised by the underwriters in full. On February 18, 2021, the underwriters fully exercised the over-allotment, and the 303,000 shares are no longer subject to forfeiture.

The Company’s Sponsor and management team have agreed not to transfer, assign or sell any of their founder shares until the earliest of (A) one year after the completion of the initial Business Combination and (B) subsequent to the initial Business Combination, (x) if the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the public shareholders having the right to exchange their ordinary shares for cash, securities or other property.

The founder shares will automatically convert into Class A ordinary shares on the first business day following the consummation of the initial Business Combination at a ratio such that the number of Class A ordinary shares issuable upon conversion of all founder shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of ordinary shares issued and outstanding upon completion of the IPO, plus (ii) the sum of the total number of Class A ordinary shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination (including the Forward Purchase Shares), excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the Sponsor, members of the Company’s management team or any of their affiliates upon conversion of Working Capital Loans. In no event will the Class B ordinary shares convert into Class A ordinary shares at a rate of less than one to one.

The holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders except as required by law.

Redeemable Warrants — The Redeemable Warrants include the Outstanding Redeemable Warrants and the Distributable Medicus Redeemable Warrants. Each Unit issued in the IPO includes one-ninth of one Outstanding Redeemable Warrant and the contingent right to receive at least two-ninths of one Distributable Medicus Redeemable Warrant.

An aggregate of 1,777,778 Distributable Medicus Redeemable Warrants will be issued on a pro-rata basis, only to the holders of record of the remaining Class A ordinary shares issued in the IPO that are outstanding after the Company redeems the Class A ordinary shares that the holders thereof have elected to redeem in connection with the initial Business Combination as follows: (i) to the extent that no public shareholders redeem their public shares in connection with the initial Business Combination, each public shareholder will receive two-ninths of a Distributable Medicus Redeemable Warrant, and (ii) to the extent that any public shareholders redeem any of their public shares in connection with the initial Business Combination, then (A) two-ninths of a Distributable Medicus Redeemable Warrant will be issued per each share of the remaining public shares, and (b) Distributable Medicus Redeemable Warrants in an amount equal to the Aggregate Warrant Amount less the number of warrants issued pursuant to the foregoing clause (A) will be issued on a pro rata basis to the holders of the remaining public shares based on their percentage of public shares held after redemptions. The issuance of the Distributable Medicus Redeemable Warrants is expected to occur immediately following the time at which the Company redeems any Class A ordinary shares that the holders have elected to redeem in connection with the initial Business Combination, and immediately prior to the consummation of the initial Business Combination. Public shareholders who exercise their redemption rights are not entitled to receive any Distributable Medicus Redeemable Warrants in respect of such redeemed public shares.

Each whole Redeemable Warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as described below, and only whole Redeemable Warrants are exercisable. No fractional Redeemable Warrants will be issued upon the separation of the Redeemable Warrants or the issuance of the Distributable Medicus Redeemable Warrants, as applicable, no cash will be paid in lieu of issuing fractional Redeemable Warrants and only whole Redeemable Warrants will trade.

The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a Redeemable Warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the Redeemable Warrants is then effective and a prospectus relating thereto is current. No Redeemable Warrant will be exercisable and the Company will not be obligated to issue Class A ordinary shares upon exercise of a warrant unless Class A ordinary shares issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Redeemable Warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a Redeemable Warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will the Company be required to net cash settle any Redeemable Warrant. In the event that a registration statement is not effective for the exercised Redeemable Warrants, the purchaser of a Unit containing such Redeemable Warrant will have paid the full purchase price for the Unit solely for the Class A ordinary share underlying such Unit.

In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any founder shares held by the Sponsor or its affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the completion of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Class A ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company completes the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described below under “Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price and the $10.00 per share redemption trigger price described below under the heading “Redemption of Redeemable Warrants when the price per Class A ordinary share equals or exceeds $10.00” will be adjusted (to the nearest cent) to be equal to the higher of 100% of the Market Value and the Newly Issued Price.

The Forward Purchase Warrants will have the same exercise price as the Redeemable Warrants and be subject to the same price adjustments described above.

If the Company’s Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Redeemable Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elect, the Company will not be required to file or maintain in effect a registration statement, but the Company will be required to use commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. In such event, each holder would pay the exercise price by surrendering the warrants for that number of Class A ordinary shares equal to the lesser of (A) the quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied by the excess of the “fair market value” (defined below) less the exercise price of the warrants by (y) the fair market value and (B) 0.3611 per Redeemable Warrant. The “fair market value” as used in this paragraph shall mean the average of the daily volume-weighted average trading prices of the Class A ordinary shares during the 10 consecutive trading days ending on the trading day prior to the date on which the notice of exercise is received by the warrant agent.

Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00.   Once the warrants become exercisable, the Company may call the Redeemable Warrants (and the Forward Purchase Warrants) for redemption:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon a minimum of 30 days’ prior written notice of redemption to each warrant holder, provided that holders will be able to exercise their warrants prior to the time of redemption and, at the Company’ election, any such exercise may be required to be on a cashless basis; and

•	if, and only if, the daily volume-weighted average price of the Class A ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading-day period ending three trading days before the Company sends the notice of redemption to the warrant holders.

Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00.   In addition, once the warrants become exercisable, the Company may call the Redeemable Warrants (and the Forward Purchase Warrants) for redemption:

•	in whole and not in part;

•	at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption; provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to the table described in the prospectus, based on the redemption date and the “fair market value” of the Company’s Class A ordinary shares; and

•	if, and only if, the daily volume-weighted average price of the Company’s Class A ordinary shares equals or exceeds $10.00 per public share for any 20 trading days within the 30-trading-day period ending three trading days before the Company sends the notice of redemption to the warrant holders.

The Redeemable Warrants will become exercisable on the later of 30 days after the completion of the initial Business Combination and 12 months from the closing of the IPO, and will expire five years after the completion of the Company’s initial Business Combination, at 5:00 p.m., Eastern Time, or earlier upon redemption or liquidation.

Contingent Right — The right attached to each Class A ordinary share sold in the IPO to be issued Distributable Medicus Redeemable Warrants is referred as a contingent right. An aggregate of 1,777,778 Distributable Medicus Redeemable Warrants will be issued on a pro rata basis at the Medicus Distribution Time. Whether any Distributable Medicus Redeemable Warrants are issued in respect of a Class A ordinary share is contingent upon such Class A ordinary share not being redeemed in connection with the initial Business Combination, and the number of Distributable Medicus Redeemable Warrants to be issued in respect of each unredeemed Class A ordinary share upon such issuance is contingent upon the aggregate number of Class A ordinary shares that are redeemed. The contingent right to receive Distributable Medicus Redeemable Warrants will remain attached to the Class A ordinary shares, will not be separately transferable, assignable or salable, and will not be evidenced by any form of certificate or instrument.

Note 8 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to February 24, 2021, the date that the financial statement was issued. The Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.